Cash Flow Information	12 Months Ended
Mar. 31, 2011
Cash Flow Information

4. Cash Flow Information

Cash payments during fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Cash payments:
Interest	¥111,435	¥84,259	¥84,979	$1,022
Income taxes	110,962	43,927	50,153	603

As non-cash investing activities, the Company and its subsidiaries assumed ¥38,120 million, ¥27,688 million and ¥ 142,906 million ($1,719 million) of liabilities in connection with acquisitions in fiscal 2009, 2010 and 2011, respectively. In addition, the Company’s common stocks of ¥1,673 million were exchanged in connection with acquisitions in fiscal 2009.

Affiliate’s common stocks of ¥9,439 million and ¥26,617 million were exchanged in connection with a sale of subsidiary in fiscal 2009 and 2010, respectively. In addition, the Company sold a portion of a subsidiary’s ownership interest and the subsidiary became an equity-method affiliate after the sale during fiscal 2010. As a result, a loan of ¥95,547 million provided to the former subsidiary became a loan to the affiliate, and with the equity investment in the affiliate of ¥25,828 million, the balance of investment in affiliates increased by a total of ¥121,375 million. The sale of the subsidiary’s ownership interest is disclosed in Note 12 “Investment in Affiliates”.

Moreover, ¥39,905 million, ¥83,018 million and ¥59,783 million ($719 million) of real estate under operating leases were transferred from installment loans and investment in securities in fiscal 2009, 2010 and 2011, respectively, as a result of real estate collateral acquired from non-recourse loans in order to maximize collections.

For VIEs that have become subject to consolidation due to the application of new accounting standards starting from fiscal 2011, see Note 11 “Variable Interest Entities”.